UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 20, 2012 (April 17, 2012)

Q Lotus Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52595	14-1961383
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

500 North Dearborn Street, Suite 605, Chicago, IL 60654

(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:  (312) 379-1800

_________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2012, Q Lotus Holdings, Inc. (“Q Lotus”) entered into a second amendment (the “Amendment”) of a promissory note for one hundred fifty thousand dollars ($150,000) dated September 8, 2011, as amended (the “Note”) to Estefania Urso. The purpose of the Amendment was to extend the maturity date of the Note to June 30, 2012. No other terms of the Note were amended.

The description of the Amendment contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the Amendment that is attached hereto as an exhibit, and which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(c)           Exhibits.

10.34	Amendment to Promissory Note, dated April 17, 2012, between the Q Lotus and Estefania Urso.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q LOTUS HOLDINGS, INC.
(Registrant)

Date: April 20, 2011	By:	/s/ Gary A. Rosenberg
Gary A. Rosenberg
Chief Executive Officer